UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Vireo Growth Inc. (the “Company”) to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2026 (the “Prior Form 8-K”). As previously disclosed in the Prior Form 8-K, on April 8, 2026, the Company completed a transaction (the “Transaction”) pursuant to which Prolific Supply LLC, an indirect wholly owned subsidiary of the Company, agreed to purchase from SMG Growing Media LLC, an Ohio limited liability company and indirect wholly owned subsidiary of The Scotts Miracle-Gro Company, all of the issued and outstanding equity interests of The Hawthorne Gardening Company LLC, a Delaware limited liability company, which, as of closing, owns 100% of the equity interests of HGCI LLC, a Nevada limited liability company, and Hawthorne Hydroponics LLC, a Delaware limited liability company (collectively, the “Hawthorne Companies”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior Form 8-K to provide the carve out consolidated financial statements as of September 30, 2025 and for the year then ended for the business conducted by the Hawthorne Companies as of the closing of the Transaction, and the unaudited carve-out interim financial statements of the business conducted by the Hawthorne Companies as of the closing of the Transaction as of and for the three-month periods ended December 31, 27, 2025 and December 28, 2024, and pro forma financial information related to the Transaction required by Items 9.01(a) and 9.01(b) of Form 8-K. The information presented in this Amendment should be read in conjunction with the Prior Form 8-K. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)Financial Statements of Business or Funds Acquired

The audited carve-out combined financial statements and notes of The Hawthorne Business of The Scotts Miracle-Gro Company as of September 30, 2025, and for the fiscal year then ended September 30, 2025, and the related notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited carve-out condensed combined financials statements of The Hawthorne Business of The Scotts Miracle-Gro Company as of December 27, 2025 and September 30, 2025 and for the three months ended December 27,2025 and December 28, 2024, and the related notes thereto, are filed as Exhibit 99.2 hereto and are incorporate by reference herein.

(b)Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company, Eaze, Inc. and the Hawthorne Gardening Company, LLC as of and for the year then ended December 31, 2025, and the related notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(c)Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte LLP

99.1	Audited carve-out combined financial statements of The Hawthorne Business of The Scotts Miracle-Gro Company as of September 30, 2025, and for the fiscal year then ended September 30, 2025

99.2

Unaudited carve-out condensed combined financial statements of The Hawthorne Business of The Scotts Miracle-Gro Company as of December 27, 2025 and September 30, 2025, and for the three months ended December 27,2025 and December 28, 2024

99.3	Unaudited pro forma condensed combined financial statements of Vireo Growth, Inc., Eaze, Inc., and The Hawthorne Gardening Company, LLC as of and for the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: June 18, 2026